REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT dated as of July 19, 2000 (the "Agreement") is made by and between BETHURUM LABORATORIES, INC., a Utah
corporation (the "Company"), and                   , (the "Purchaser").

W I T N E S S E T H:

     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of the date hereof among the Purchaser and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Purchaser: (i) ________________ "unregistered" and "restricted" pre-split shares of the Company's $.001 par value common stock at an aggregate price of $________________ (the "Common Stock"). The securities purchased pursuant to the Securities Purchase Agreement shall be referred to as the ?Purchaser Shares?.

     WHEREAS, to induce the Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1.   Definitions.

     (a) As used in this Agreement, the following terms shall have the following meanings:

     (i) "Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act covering the Purchaser Shares.

     (ii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Registration Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "Commission").

     Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.


2.   Registration.

     Registration Statement. The Company shall prepare, and, as soon as practicable, file with the Commission a Registration Statement or Registration Statements (as necessary) on Form SB-2, covering the resale of all of the Purchaser Shares. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. Any Registration Statement prepared pursuant hereto shall register for resale all of the Purchaser Shares. The Company shall use its best efforts to have the Registration Statement declared effective within the earliest to occur of: (i) 360 days following the date hereof; or (ii) if the Commission elects not to conduct a review of the Registration Statement, the date which is five business days after the date upon which either the Company or its counsel is so notified, whether orally or in writing. The Company shall at all times use its best efforts to file each required Registration Statement or amendment to a Registration Statement as soon as practicable after the date the Company becomes obligated to file such Registration Statement or amendment, as the case may be, and to cause each such Registration Statement or amendment to become effective as soon as possible thereafter;

     The Purchaser Shares issued to Purchaser may be deemed shares issued while Bethurum was a shell, shall be filed for registration on the appropriate form within 210 days of the execution of this Agreement. Bethurum anticipates the registration statement shall become effective within 150 days of its filing. The Company agrees to pay all costs of registration and pay a late penalty of $500 per day to Purchaser for every day the registration process exceeds the 360 day limit.

     The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Purchaser Shares have been sold; (ii) the date on which the Purchaser Shares (in the opinion of counsel to the Purchaser) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act and; (iii) the date which is 24 months following the date on which the Registration Statement was declared effective (the "Registration Period").

3. Obligations of the Company. In connection with the registration of the Purchaser Shares, the Company shall do each of the following:

     (a) Prepare and file with the Commission the Registration Statement required by Section 2 of this Agreement and such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectuses used in connection with the Registration Statement, each in such form as to which the Purchaser and its counsel shall not have objected, as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all of the Purchaser Shares covered by the Registration Statement until such time as all of such Purchaser Shares have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

     (b) Furnish to the Purchaser, promptly after the Registration Statement is prepared and publicly distributed, filed with the Commission, or received by the Company, a copy of the Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of its Purchaser Shares;

     (c) Use all best efforts to (i) register and qualify the Purchaser Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Purchaser may reasonably request;
(ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period; and (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period;

     (d) As promptly as practicable after becoming aware of such event, notify the Purchaser of the occurrence of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement or omission, and to deliver a number of copies of such supplement or amendment to the Purchaser as the Purchaser may reasonably request;

     (e) As promptly as practicable after becoming aware of such event, notify the Purchaser who holds Purchaser Shares being sold (or, in the event of an underwritten offering, the underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness;

     (f) If the offering is underwritten, at the request of the Purchaser, to furnish on the date that Purchaser Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to any Purchaser selling Purchaser Shares in connection with such underwriting, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and
(B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein); and (ii) a letter dated such date from the Company's independent public accountants addressed to the underwriters and to the Purchaser, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request; and

     (g) Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates for the Purchaser Shares to be offered pursuant to the Registration Statement and to enable such certificates for the Purchaser Shares to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request, and registered in such names as the Purchaser may request.

4. Obligations of the Purchaser. In connection with the registration of the Purchaser Shares, the Purchaser shall have the following obligations:

     (a) Take all other reasonable actions necessary to expedite and facilitate the disposition by the Purchaser of the Purchaser Shares pursuant to the Registration Statement.

     (b) Furnish to the Company such information regarding itself, the Purchaser Shares held by it, and the intended method of disposition of the Purchaser Shares held by it, as shall be reasonably required to effect the registration of such Purchaser Shares, and the Purchaser shall execute such documents in connection with such registration as the Company may reasonably request.

     (c) The Purchaser, by its acceptance of the Purchaser Shares, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

     (d) The Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) or 3(e) above, it will immediately discontinue disposition of its Purchaser Shares pursuant to the Registration Statement covering such Purchaser Shares until such copies of the supplemented or amended prospectus contemplated by
Section 3(d) or 3(e) shall be furnished to the Purchaser.

5. Expenses of Registration. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, with respect to each Registration Statement filed pursuant hereto, shall be borne by the Company.

6. Indemnification. In the event any Purchaser Shares are included in a Registration Statement under this Agreement:

     (a) The Company will indemnify and hold harmless the Purchaser, each of its officers, directors, shareholders and members, and each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, "Violations").

     Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not: (i) apply to any Claim arising out of or based upon a modification which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Purchaser Shares that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent that such Claim is based upon a failure of the Purchaser to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; or
(iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Purchaser will indemnify the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Purchaser, expressly for use in connection with the reparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company in this Section 6.

     (b)  Promptly after receipt by an Indemnified Person under this Section
6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Purchaser, and such legal counsel shall be selected by the Purchaser. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to such action.

     (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact on which such Claim is based relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
Notwithstanding the forgoing: (i) no contribution shall be made under circumstances where the payor would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Purchaser Shares guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Purchaser Shares who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Purchaser Shares shall be limited in amount to the net proceeds received by such seller from the sale of such Purchaser Shares. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro-rata allocation (even if the Purchaser and any other party were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

8.   Reports Under Exchange Act.

     With a view to making available to the Purchaser the benefits of Rule
144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchaser to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees, for so long as the Purchaser is not eligible to use Rule 144(k) for the resale of the Purchaser Shares, to:

     (i) make and keep public information available, as those terms are understood and defined in Rule 144;

     (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (iii) furnish to the Purchaser so long as the Purchaser owns Purchaser Shares, promptly upon request: (1) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act; (2) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company; and (3) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.

9. Assignment of the Registration Rights. The rights to have the Company register Purchaser Shares pursuant to this Agreement can be assigned by Purchaser to any transferee of all or any portion of the Purchaser Shares held by Purchaser if: (a) the current Board of Directors of Bethurum Laboratories, Inc. provides the assignee with written approval of the assignment, (b) Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (c) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of: (i) the name and address of such transferee or assignee; and (ii) the securities with respect to which such registration rights are being transferred or assigned; (d) at or before the time the Company receives the written notice contemplated by clause (e) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (f) the transfer of the relevant securities complies with the restrictions set forth in Section 4 of the Securities Purchase Agreement.

10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon Purchaser and the Company.

11.  Miscellaneous.

     (a) A person or entity is deemed to be a holder of Purchaser Shares whenever such person or entity owns of record such Purchaser Shares. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Purchaser Shares, the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Purchaser Shares.

     (b) Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by 10 days advance written notice to each of the other parties hereto.

     COMPANY:  BETHURUM LABORATORIES, INC.
          Attn: Mr. W. A. Silvey, Jr.
          6371 Richmond Ave., Suite 200
          Houston, Texas 77057
          Tel:  (713) 266-8005
          Fax: (713) 266-8024

     With a copy to:     Branden T. Burningham, Esq.
          455 East 500 South, Suite #205
          Salt Lake City, Utah  84111
          Tel:  (801)  363-7411
          Fax: (801)  355-7126

     PURCHASER:

          Tel: (     )

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of Utah or the state courts of the State of Utah sitting in the County of Utah in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such validity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. Subject to the provisions of Section 10 hereof, this Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned.

     "Company"
     BETHURUM LABORATORIES, INC.


     By:
          W. A. Silvey, Jr., President



     "Purchaser"



     By:
          (Print Name)